SPACEDEV LOGO

+--------------+                                                +--------------+
|   NUMBER     |                                                |    SHARES    |
|              |                                                |              |
+--------------+                                                +--------------+

                                 SPACEDEV, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                            +-------------------
                                                            | CUSIP 846241 10 7|
                                                            +------------------+

This Certifies That

is the registered owner of

   Fully paid and Non-assessable Common Shares, $.0001 par value per share of

                                 SpaceDev, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

   In Witness Whereof, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:

SECRETARY                        [SPACEDEV, INC.                       PRESIDENT
                                 CORPORATE SEAL
                                      HERE]


COUNTERSIGNED:
CORPORATE STOCK TRANSFER, INC.
370-17th Street, Suite 2350, Denver, Colorado 80202

By: /s/ signature
   -----------------------------------------------
   Transfer Agent and Registrar Authorized Officer

                                 SpaceDev, Inc.

                         Corporate Stock Transfer, Inc.
                      Transfer Fee: $15.00 Per Certificate

--------------------------------------------------------------------------------

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT - .............Custodian for ...........
                                                          (Cust.)                   (Minor)
TEN ENT - as tenants by the entireties       under Uniform Gifts to Minors

JT TEN - as joint tenants with right of      Act of .........................................
         survivorship and not as tenants                         (State)
         in common
     Additional abbreviations may also be used though not in the above list.

For value received .......................................... hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE
                     +-------------------------------------+
                     |                                     |
                     +-------------------------------------+
               Please print or type name and address of assignee

 ................................................................................

 ................................................................................

 ................................................................................

 ..........................................................................Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint
 ................................................................................

 ................................................................................

Attorney to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

Dated .............................. 19 ...............

SIGNATURE GUARANTEED:                        X _________________________________

                                             X _________________________________

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.